UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2002

UNITED TECHNOLOGIES CORPORATION
(exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

United Technologies Building, One Financial Plaza
Hartford, Connecticut 06103
(Address of Principal executive offices, including Zip Code)

Registrant’s telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Item 9. Other Events

On August 1, 2002, George David, Chairman and Chief Executive Officer of United Technologies Corporation (the "Corporation"), and David J. FitzPatrick, Senior Vice President, Chief Financial Officer of the Corporation, each filed with Securities and Exchange Commission (the "SEC") a statement under oath regarding facts and circumstances relating to the Securities Exchange Act filings, as required by the SEC’s Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).

Item 7. Exhibits

The following are annexed as Exhibits:

Exhibit Number	Description
99(i)	Statement Under Oath of George David, Chairman and Chief Executive Officer of United Technologies Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings
99(ii)	Statement Under Oath of David J. FitzPatrick, Senior Vice President, Chief Financial Officer of United Technologies Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 1, 2002	UNITED TECHNOLOGIES CORPORATION (Registrant) By: /s/ William H. Trachsel William H. Trachsel Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
99(i)	Statement Under Oath of George David, Chairman and Chief Executive Officer of United Technologies Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings
99(ii)	Statement Under Oath of David J. FitzPatrick, Senior Vice President, Chief Financial Officer of United Technologies Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings